SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 8, 2003

                            POINT THERAPEUTICS, INC.
               (Exact Name of Registrant as Specified in Charter)


                    DELAWARE                                    0-19410
            (State or Other Jurisdiction                (Commission File Number)
               of Incorporation)

                 125 SUMMER STREET, BOSTON, MASSACHUSETTS 02110
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (617) 933-2130

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)


Item 7.           Financial Statements and Exhibits.

                  (c) Exhibits.

                  99.1 - Press release issued by Point Therapeutics, Inc., dated May 8, 2003.

Item 9.           Regulation FD Disclosure.

                  The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

                  On May 8, 2003, Point Therapeutics, Inc. issued a press release to report the company's first quarter 2003 results. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

                  In accordance with the procedural guidance in SEC release Nos. 33-8216 and 34-47583, the information in this Form 8-K and the Exhibit attached to this Form 8-K are being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of
                  Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  POINT THERAPEUTICS, INC.


  May 8, 2003                     By:       /s/Donald A. Kiepert, Jr.
                                          -------------------------
                                  Name:   Donald A. Kiepert, Jr.
                                  Title:  President, Chief Executive Officer



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                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit     Description
-------     -----------
99.1        Press release issued by Point Therapeutics, Inc., dated May 8, 2003, reporting the company's first quarter 2003 financial results.